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                                                                    EXHIBIT 10AR


                         GEORGE MASON BANKSHARES, INC.
                             1994 STOCK OPTION PLAN

1.       Purpose of the Plan.

         The purpose of the 1994 Stock Option Plan (the "Plan") of George Mason Bankshares, Inc. (the "Company") is to give the Company a significant advantage in attracting, retaining and motivating officers and key employees and to provide the Company and its Subsidiaries and Affiliates with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

2.       Definitions.

         (a) "Affiliate" means a corporation or other entity controlled by the Company and designated by the Compensation Committee as such.

         (b)     "Board" means the Board of Directors of the Company.

         (c) "Cause" has the meaning set forth in the optionee's Option agreement.

         (d)     "Change in Control" has the meaning set forth in Sections
                 8(b).

         (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

         (f) "Commission" means the Securities and Exchange Commission or any successor agency.

         (g) "Common Stock" means the common shares, $0.01 par value per share, of the Company.

         (h)     "Company" means George Mason Bankshares, Inc.

         (i) "Compensation Committee" means the Compensation Committee referred to in Section 4.

         (j) "Date of Grant" means the date on which an Option is approved by the Compensation Committee.

         (k)     "Director" means a member of the Company's Board of Directors.

         (l) "Disinterested Person" means a Director who was not granted during the one (1) year immediately preceding the Director's appointment to the committee, and is not granted while a member of the committee, equity securities under the Plan or any other plan of the Company or an affiliate of the Company, except as may be otherwise permitted by Rule 16b-3(c)(2) promulgated under the Exchange Act.
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         (m)     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

         (n) "Fair Market Value" shall mean, with respect to a share of Common Stock, (i) if the Common Stock is listed on a national securities exchange or traded on the National Market System, the closing price of the Common Stock on the determination date or if there are no sales on such date, then on the next preceding date on which there were sales of Common Stock, all as published in the Eastern Edition of The Wall Street Journal, (ii) if the Common Stock is not listed on a national securities exchange or traded on the National Market System, the mean between the high and low selling prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the determination date or, if no sales are reported on such date, then on the next preceding date on which there were such quotations, or (iii) if the Common Stock is not listed on a national securities exchange or traded on the National Market System and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the Fair Market Value determined by the Compensation Committee on the basis of available prices for the Common Stock or in such manner as the Compensation Committee shall agree.

                 Notwithstanding the preceding, the Fair Market Value on a given determination date of Common Stock subject to Incentive Stock Options or Common Stock valued in connection with the exercise of Incentive Stock Options shall be an amount which is equal to the Compensation Committee's good faith determination of the Common Stock's value on the given determination date and the Compensation Committee shall for all purposes of this Plan have the authority to determine Fair Market Value using methods other than those described in this Section, if the Compensation Committee determines that such alternative methods more properly reflect the Fair Market Value of the Common Stock.

         (o) "Incentive Stock Option" means an Option qualifying for special tax treatment under Section 422 of the Code.

         (p)     "Insider" means any person subject to the provisions of
                 section 16 of the Exchange Act, including an "officer" of the Company within the meaning of section 16 of the Exchange Act, a "director" within the meaning of section 3(a)(7) of the Exchange Act, and a beneficial owner" of more than ten percent (10%) of any class of the equity securities of the Company within the meaning of section 16 of the Exchange Act.

         (q) "Key Employee" means any employee, including employees who are also officers or directors, but not including directors who are not also employees, of the Company or any Subsidiary Company who have substantial responsibility in the direction and management of the Company or a Subsidiary Company as determined by the Compensation Committee.

         (r) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.



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         (s)     "Option" means an Incentive Stock Option or a Nonqualified
                 Stock Option granted under this Plan.

         (t) "Parent Company" has the same meaning used in Section 424(e) of the Code.

         (u) "Plan" means the George Mason Bankshares, Inc. 1994 Stock Option Plan as set forth herein, which may be amended from time to time.

         (v) "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

         (w) "Subsidiary" or "Subsidiary Company" has the same meaning used in Section 424(f) of the Code.

         (x) "Termination of Employment" means the termination of the Participant's employment with the Company or any Subsidiary or Affiliate.

                 In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

3.       Shares of Common Stock Subject to the Plan.

         Subject to the provisions of Section 10 of the Plan, the aggregate number of authorized but unissued shares of Common Stock that may be issued pursuant to Options granted under the Plan will not exceed one hundred thousand (100,000) shares. Shares that by reason of expiration of an Option or otherwise are no longer subject to purchase pursuant to an Option granted under the Plan may again be available for issuance pursuant to Options under the Plan.

4.       Administration of the Plan.

         The Plan shall be administered by the Compensation Committee of the Board unless the Compensation Committee is composed of less than three Disinterested Persons. The Board may, from time to time, remove members from or add members to the Compensation Committee. Vacancies, however caused, shall be filled by the Board. The Compensation Committee shall select one of its members as chairperson and shall hold meetings at such times and places as it may desire. If the Compensation Committee is composed of less than three Disinterested Persons, the Plan shall be administered by such other committee of the Board, composed of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Compensation Committee shall be in office, the functions of the Compensation Committee specified in the Plan shall be exercised by the Board.

         The Compensation Committee shall have authority to grant awards pursuant to the terms of the Plan to officers and employees of the Company and its Subsidiaries and Affiliates.





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         Among other things, the Compensation Committee shall have the authority, subject to the terms of the Plan:

         (a) to select the eligible employees to whom awards may from time to time be granted;

         (b) to determine whether and to what extent Incentive Stock Options and Nonqualified Stock Options or any combination thereof are to be granted hereunder;

         (c) to determine the number of shares of Common Stock to be covered by each award granted hereunder;

         (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, subject to Section 6, the option price, any vesting restrictions or limitation and any vesting acceleration or forfeiture waiver regarding any award and the shares of Common Stock relating thereto, based on such factors as the Compensation Committee shall determine); and

         (e) to modify, amend or adjust the terms and conditions of any award, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan.

         The Compensation Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto), and to otherwise supervise the administration of the Plan.

         The Compensation Committee may act with respect to the Plan only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Compensation Committee.

         Any determination made by the Compensation Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any award shall be made in the sole discretion of the Compensation Committee at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Compensation Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

5.       Eligibility.

         Key Employees of the Company and any Subsidiary Company will be eligible to participate in the Plan, as approved by the Compensation Committee.

         No Employee shall be eligible to receive Options under the Plan relating to more than 10,000 shares of Common Stock in any one calendar year. Incentive and Nonqualified Stock Options issued to a Key Employee in the same year shall be aggregated for purposes of applying this limit.


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6.       Terms and Conditions of Options.

         Options granted under the Plan may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Option granted under the Plan shall be in such form as the Compensation Committee may from time to time approve.

         The Compensation Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options, or both types of Options. Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Option is not designated as an Incentive Stock Option, or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

         Each Option granted under this Plan will be evidenced by an Option agreement between the Company and the recipient which sets forth the exercise price of the Option, the vesting schedule (if any) of the Option, the expiration date of the Option, and any other terms or conditions approved by the Compensation Committee subject to the following terms and conditions:

         (a)     Option Price.

                 (1) Nonqualified Options. The exercise price per share for the shares subject to a Nonqualified Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant.

                 (2) Incentive Options. The exercise price per share for the shares subject to an Incentive Stock Option will be no less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Date of Grant. However, the exercise price per share for shares subject to an Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of a Parent Company or a Subsidiary Company) will not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Term of Options. Notwithstanding any other provisions of the Plan or any option agreement, no Option will be exercisable after the expiration of ten (10) years from the Date of Grant. Furthermore, no Incentive Stock Option granted to an individual who on the Date of Grant owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or of a Parent Company or a Subsidiary Company) will be exercisable after the expiration of five (5) years from the Date of Grant.

         (c) Maximum Value of Options which are Incentive Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any person are exercisable for the first time during any calendar year (under all stock option plans of the Company, a Parent Company and any Subsidiary Company) exceeds $100,000, the options are not Incentive Stock Options. For purposes of this paragraph, the


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                 Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This paragraph will be applied by taking Incentive Stock Options into account in the order in which they are granted.

         (d) Vesting of Options and Termination of Employment. An Option will be exercisable only to the extent that it is vested on the date of exercise. Unless provided otherwise in the agreement, Options shall vest one (1) year from the Date of Grant. Vesting of an Option will cease on the date that an optionee is no longer an employee of the Company or a Parent Company or Subsidiary Company (the "date of termination"), and the Option will be exercisable only to the extent the Option is vested on the date of termination.

                 (1) Termination by Death. If an optionee's employment terminates by reason of death or the optionee's death occurs within three (3) months after termination of employment (provided the option is exercisable during such three (3) month period), any Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Compensation Committee may determine, for a period of one year (or such other period as the Compensation Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Option, whichever period is the shorter. In the event of termination of employment due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Option will thereafter be treated as a Nonqualified Stock Option.

                 (2) Other Termination. Unless otherwise determined by the Compensation Committee, IF there occurs a Termination of Employment for any reason other than death, Cause or in violation of an employment agreement, any Option held by such Optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Compensation Committee may determine, for a period of three months (or such shorter period as the Compensation Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Option, whichever period is the shorter.

                          In the event of Termination of employment for Cause or in violation of an employment agreement, any unexercised Option held by such optionee shall expire immediately upon the giving to the optionee of notice of such Termination of Employment.

         (e) Exercise. Except as otherwise provided herein, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee. No Option shall be exercisable until held by the optionee for at least six (6) months from the Date of Grant. If the Compensation Committee provides that any Option is exercisable only in installments, the Compensation Committee may at any time

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                 waive such installment exercise provisions, in whole or in part, based on such factors as the Compensation Committee may determine. In addition, the Compensation Committee may at any time, in whole or in part, accelerate the exercisability of any Option.

                 Subject to the provisions of this Section 6, Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the secretary of the Company at its principal office specifying the number of shares of Common Stock subject to the Option to be purchased.

         (f)     Payment

                 (1) Cash Payment. Options may be exercised by the optionee's written notice to the secretary of the Company (the "exercise notice") and only if the exercise notice is accompanied by payment in cash, by certified or bank check or such other instrument as the Company may accept of the full exercise price for the shares with respect to which the Option is exercised, except as otherwise provided herein.

                 (2) Noncash Payment. The Compensation Committee may approve payment of the exercise price in the form of
                          (i) Common Stock of the Company other than stock acquired upon exercise of the Option, (ii) a combination of cash and such Common Stock, or (iii) Common Stock acquired upon exercise of the Option, provided that the requirements of Rule 16b-3 promulgated under the Exchange Act are met. The value of any Common Stock used to pay the exercise price or any portion thereof will be the Fair Market Value of Common Stock on the date of exercise.

                 (3) Broker-Dealer Payment. The Compensation Committee may approve payment of the unpaid exercise price by a broker-dealer or by the optionee with cash advanced by the broker-dealer, if the exercise notice is accompanied by the optionee's written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer.

                 (4) Full Payment. No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a)

         (g) Nontransferability. No Option granted under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge, or charge of any nature, except by will or the laws of descent and distribution. During the lifetime of an optionee, an Option will be exercisable only by the optionee or by the optionee's legal representative. The executor or


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                 administrator of the estate of the optionee may transfer any rights with respect to such Option to the person or persons or entity (including a trust) entitled thereto under the will of the optionee or under the laws of intestacy.

7.       Stock Legend.

         The Company may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under the Plan be endorsed with a legend in substantially the following form:

                 The shares evidenced by this certificate may not be sold or transferred prior to ____________, 19___, in the absence of a written statement from George Mason Bankshares, Inc. to the effect that the Company is aware of the fact of such sale or transfer.

         The blank contained in such legend shall be filled in with the date that is the later of: (i) one year and one day after the date of exercise of such Incentive Stock Option or (ii) two years and one day after the date of grant of such Incentive Stock Option. Upon delivery to the Company, at its principal executive office, of a written statement to the effect that such shares have been sold or transferred prior to such date, the Company does hereby agree to promptly deliver to the transfer agent for such shares a written statement to the effect that the Company is aware of the fact of such sale or transfer. The Company may also require the inclusion of any additional legend which may be necessary or appropriate.

8.       Change in Control Provisions.

         (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant unless such Option has already lapsed.

         (b) Definition of Change in Control. For purposes of the Plan, "Change in Control" means the sale of substantially all of the Corporation's assets or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Act), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Corporation or of its subsidiaries, including a trust established pursuant to any such plan.

9.       Termination and Amendment of the Plan and

         The Board may terminate the Plan at any time except with respect to any outstanding Options. The Board may amend the Plan in any manner with respect to future grants


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of Options and may amend outstanding Options in any manner consistent with the
Plan subject to the following limitations:

         (a) Except as provided in Section 10 of the Plan, no amendment will be effective without the approval of the shareholders of the Company if that amendment (i) materially increases the benefits accruing to participants under the Plan, (ii) materially increases the number of securities which may be issued under the Plan, (iii) materially modifies the requirements as to eligibility to participate in the Plan,
                 (iv) changes the class of eligible persons, (v) withdraws administration of the Plan from a committee of Disinterested Persons, or (vi) extends the term of the Plan.

         (b) No amendment will be effective if the amendment changes the manner of determining the exercise price of Incentive Stock Options, makes individuals who are not employees of the Company or of any Parent or Subsidiary Company eligible to be granted Incentive Stock Options, changes the nontransferability of the Options, or alters or impairs any rights or obligations of any outstanding Option without the written consent of the optionee.

10.      Change in Capital Structure.

         (a) The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of an or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (b) If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefore in money, services or property, then
                 (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had the optionee exercised his or her option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of shares then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Common Stock then reserved that number and class of shares of Common Stock that would have been received by the owner of an equal number of outstanding shares of each class of Common Stock as the result of the event requiring the adjustment.

         (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each optionee shall, at no



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                 additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number and class of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such optionee had been the holder of record of the number and class of shares of Common Stock equal to the number and class of shares as to which such Option shall be so exercised.

         (d) If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unexercised Options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options shall be cancelled as of the effective date of any such merger, consolidation or sale provided that (i) notice of such cancellation shall be given to each optionee and (ii) each optionee shall have the right to exercise such Option in full (without regard to any vesting or other limitations on exercise imposed on such Option) during the 30-day period preceding the effective date of such merger, consolidation, liquidation, or sale (the "corporate event"). Notwithstanding the preceding provisions if in the opinion of counsel to the Company the immediate exercisability of such Options (or cash payment), when taken into consideration with all other "parachute payments" as defined in Section 280G of the Code, would result in an "excess parachute payment" as defined in such section, such Option shall not become immediately exercisable and shall be cancelled as of the effective date of the corporate event, except and to the extent the Compensation Committee in its discretion shall otherwise determine.

         (e) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options.

         (f) Adjustment under the preceding provisions of this section will be made by the Compensation Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustment. No adjustment will be made in a manner that causes an Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option under the Code.



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11.      Holding Period.

         Notwithstanding anything to the contrary in the Plan, Common Stock acquired through exercise of an Option granted to an Insider may not be disposed of by the Insider during the six-month period beginning on the Date of Grant.

12.      Taxes.

         (a) Automatic Withholding. When any portion of a Nonqualified Stock Option is exercised, the Company either shall require the Optionee to pay cash or the Company shall withhold from the Common Stock acquired upon such exercise the number of shares sufficient to satisfy the Company's obligations, if any, to withhold taxes under Federal, state, or local law as a result of such exercise. The Fair Market Value of the Common Stock withheld must, as of the date the Nonqualified Stock Option is exercised, at least equal the aggregate unsatisfied withholding obligations for the portion of the Option that is exercised.

         (b) Tax Qualification. Incentive Stock Options granted under the Plan are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, and the terms of the Plan and Options granted hereunder shall be so construed. Notwithstanding the foregoing, nothing in the Plan shall be interpreted as a representation, guarantee or other undertaking on the part of the Company that any Options are, or will be, determined to qualify as incentive stock options within the meaning of the Code.

13.      General Provisions.

         (a) The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the optionee or the Company of any provision of any law, statute, or regulation of any stock exchange upon which the Common Stock may be listed or any governmental authority whether it be Federal or State. Unless a registration statement is in effect under the Securities Act of 1933, as amended (the "Securities Act") with respect to the shares of Common Stock covered by an Option, the Company shall not be required to issue shares upon exercise of any Option
                 (i) unless the Compensation Committee has received evidence satisfactory to it to the effect that the optionee is acquiring such shares for investment and not with a view to the distribution thereof or (ii) unless an opinion of counsel to the Company has been received by the Company, in a form and substance which is deemed acceptable by the Compensation Committee, to the effect that a registration statement is not required. Any determination in this connection by the Compensation Committee shall be final, binding and conclusive. In the event the shares issuable on exercise of an Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act:

                          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except pursuant to an effective registration statement or upon receipt by the Company of any opinion of counsel, in form and substance satisfactory to the Company, that registration is not required for such sale or transfer."

                 The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act and, in the event any shares are so registered, the Company may remove any legend on certificates representing such shares. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         (b) No optionee and no beneficiary or other person claiming under or through an optionee will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option except as to such shares of Common Stock, if any, that have been issued or transferred to such optionee or beneficiary.

         (c) The Plan and all determinations made and actions taken pursuant thereto will be governed by the laws of the Commonwealth of Virginia and construed in accordance therewith.

         (d) The Plan is intended to comply in all respects with Rule 16b-3 promulgated under the Exchange Act (the "exemption"). If the Plan is found not to qualify for the exemption, any disqualifying Plan provision will be deemed replaced by a provision that most nearly accomplishes the intent of the Board at the time the Plan was adopted and that results in the Plan's qualification for the exemption. If the Board's intent cannot be accomplished through a substitute provision that results in the Plan's qualification for the exemption, the Plan will continue in full force and effect in the form adopted by the Board notwithstanding the Plan's failure to qualify for the exemption.

         (e) Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who become employees of the Company or a Subsidiary Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary Company or the acquisition by the Company or a Subsidiary Company of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary Company of at least 50% of the issued and outstanding stock of the employing corporation as the result of which it becomes a Subsidiary Company of the Company. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Compensation Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but with respect to stock options which are Incentive Stock Options, no such variation shall be such as to affect the status of any such substitute option as an "incentive stock option" under Section 422 of the Code.

         (f) At the time of grant, the Compensation Committee may provide in connection with any grant made under the Plan that the shares of Common Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the optionee shall be required to offer to the Company any shares that the optionee wishes to sell at the then Fair Market Value of the Common Stock, subject to such other terms and conditions as the Compensation Committee may specify at the time of grant.

         (g) All headings in this Plan are for convenience of reference only and are to be ignored in construing the Plan. Any masculine pronoun shall include the feminine and the singular shall include the plural, and vice versa.

14.      Indemnification of Board and Compensation Committees

         The members of the Board of Directors and the Compensation Committee will be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or Option agreements, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is adjudged in such action, suit or proceeding that the member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a member will in writing offer the Company the opportunity, at its own expense, to defend the same. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board of Directors and the Compensation Committee and shall be in addition to any and all other rights of indemnification to which such members may be entitled to as a matter of law, contract, or otherwise.

15.      Limitation of Rights

         Neither the adoption and maintenance of the Plan nor the grant of Options will:

         (a) limit the right of the Company, Parent Company or Subsidiary Company to discharge or discipline any employee, or otherwise terminate or modify the terms of any employment agreement, or

         (b) confer upon any optionee any contract or other right or interest other than as specifically provided in the Plan and the Option agreement.

16.      Effective Date of the Plan, Duration of the Plan.

         (a) On February _, 1994, the Board adopted this Plan subject to approval by the Shareholders. The Plan shall become effective at the next Annual Meeting of Shareholders, provided that it is approved by a majority of the Shareholders of the Company at that time or within one year of the Board's approval, whichever is shorter. No Options granted prior to Shareholder approval shall be exercisable unless and until the Shareholders of the Company approve this Plan and the Options granted prior to such approval.

         (b) Unless previously terminated, the Plan will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders, except that Options that are granted under the Plan before its termination will continue to be administered under the terms of the Plan until the Options terminate or are exercised.





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